Delivering a Smoke-Free Future 2021 Third-Quarter Results October 19, 2021 Introduction • A glossary of key terms and definitions, including the definition for reduced-risk products, or "RRPs," additional heated tobacco unit market data, as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures are at the end of today’s webcast slides, which are posted on our website • Unless otherwise stated, all references to IQOS are to our IQOS heat-not-burn products. All references to smoke-free products refer to RRPs • Growth rates presented on an organic basis reflect currency-neutral underlying results • Following the acquisitions of Fertin Pharma, OtiTopic, and Vectura Group, PMI added the "Other" category in the third quarter of 2021. Business operations for the Other category are evaluated separately from the geographical operating segments 2 Exhibit 99.3

Forward-Looking and Cautionary Statements • This presentation and related discussion contains projections of future results and other forward-looking statements. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward-looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products in certain markets or countries; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as components and materials for our electronic devices; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent. Future results are also subject to the lower predictability of our reduced-risk product category's performance • In addition, PMI’s business risks also include risks and uncertainties related to PMI’s acquisitions of Fertin Pharma A/S (“Fertin”), OtiTopic, Inc. ("OtiTopic") and Vectura Group plc (“Vectura”), including, amongst other things: (1) the possibility that the integration of the operations of Fertin and Vectura with those of PMI may be more difficult and/or take longer than anticipated, and may not accelerate PMI’s desired entry into additional smoke-free and beyond nicotine platforms as quickly as anticipated; (2) the possibility that the respective integrations of Fertin and Vectura into PMI may be more costly than anticipated and may have unanticipated adverse results relating to Fertin, Vectura or PMI’s existing businesses; (3) the inability to gain access to or acquire differentiated proprietary assets, technology and/or pharmaceutical development expertise as anticipated by these acquisitions; (4) risks associated with third-party contracts containing consent and/or other contractual provisions that may be triggered by the acquisitions; (5) the success of the research and development efforts of Fertin, OtiTopic and Vectura, including the ability to obtain regulatory approval for new products, and the ability to commercialize or license these new products; (6) any unanticipated safety, quality or efficacy concerns and the impact of identified concerns associated with the products developed by Fertin, OtiTopic and Vectura; and (7) the ability of PMI to retain key personnel of Fertin and Vectura, or hire key talent to work in the Fertin and Vectura businesses due to their affiliation with PMI • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-Q for the quarter ended June 30, 2021. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that we may make from time to time, except in the normal course of its public disclosure obligations 3 Forward-Looking and Cautionary Statements (COVID-19) • The COVID-19 pandemic has created significant societal and economic disruption, and resulted in closures of stores, factories and offices, and restrictions on manufacturing, distribution and travel, all of which will adversely impact our business, results of operations, cash flows and financial position during the continuation of the pandemic. Our business continuity plans and other safeguards may not be effective to mitigate the impact of the pandemic • Currently, significant risks include our diminished ability to convert adult smokers to our reduced-risk products, significant volume declines in our duty-free business and certain other key markets, disruptions or delays in our manufacturing and supply chain, increased currency volatility, and delays in certain cost saving, transformation and restructuring initiatives. Our business could also be adversely impacted if key personnel or a significant number of employees or business partners become unavailable due to the continuation of the COVID-19 pandemic. The significant adverse impact of COVID-19 on the economic or political conditions in markets in which we operate could result in changes to the preferences of our adult consumers and lower demand for our products, particularly for our mid-price or premium-price brands. Continuation of the pandemic could disrupt our access to the credit markets or increase our borrowing costs. Governments may temporarily be unable to focus on the development of science-based regulatory frameworks for the development and commercialization of reduced-risk products or on the enforcement or implementation of regulations that are significant to our business. In addition, messaging about the potential negative impacts of the use of our products on COVID-19 risks may lead to increasingly restrictive regulatory measures on the sale and use of our products, negatively impact demand for our products, the willingness of adult consumers to switch to our reduced-risk products and our efforts to advocate for the development of science-based regulatory frameworks for the development and commercialization of reduced-risk products • The impact of these risks also depends on factors beyond our knowledge or control, including the duration and severity of the pandemic, its recurrence in our key markets, actions taken to contain its spread and to mitigate its public health effects, and the ultimate economic consequences thereof 4

Strong Q3 Performance Supports Full-Year Outlook 5 • Record high quarterly adjusted diluted EPS • Excellent Q3, 2021 growth from IQOS despite device supply constraints:⎼ 33% RRP net revenue growth to reach 29% of total PMI⎼ 24% broad-based HTU shipment volume growth • Improving market share in combustibles, expect total cigarette and HTU volume growth for the year • IQOS ILUMA strong start in Japan • Milestone acquisitions to support ambitions beyond tobacco and nicotine • Launch of Business Transformation-Linked Financing Framework • Returning cash to shareholders through increased dividend and share repurchases Source: PMI Financials or estimates (a) Reflects total adjusted PMI net revenues divided by total PMI cigarette and HTU shipment volume Source: PMI Financials or estimates 6 Q3, 2021: Excellent Revenue and EPS Growth (Organic variance vs. PY) Net Revenues Adjusted Diluted EPS OI Margin Net Revenue per Unit(a) +8.5% (10)bps +5.4% +7.6%

YTD September, 2021: Strong Organic Growth

(Organic variance vs. PY)

Net Revenues	+7.3%
Net Revenue per Unit[(a)]	+5.7%
OI Margin	+280bps
Adjusted Diluted EPS	+15.8%

(a) Reflects total adjusted PMI net revenues divided by total PMI cigarette and HTU shipment volume
Source: PMI Financials or estimates

7

Reaffirming Strong Full-Year Outlook

- Revising organic growth assumption for net revenues to upper half of previous range, with strong margin expansion
- Narrowing adjusted diluted EPS forecast to $6.01-6.06: representing 13-14% currency-neutral growth, upper half of previous range:
  - Includes favorable currency impact of ~17 cents at prevailing exchange rates
- Ongoing tightness in *IQOS* device supply; expect HTU shipments of around 95 billion units
- EPS guidance does not include any material impact from share repurchases or acquisitions:
  - Approx. $170m of share repurchases through October 15

	FY21 Outlook[(a)]
Adj. Net Revenue Growth	6.5-7.0%
Adjusted OI Margin Expansion	~200bps
Adjusted Diluted EPS Growth	13-14%
HTU Shipment Volume	~95billion

(a) On an organic basis
Source: PMI Financials or estimates

8

Continued Positive Regulatory Developments Recognizing Harm Reduction Potential of RRPs

- **Switzerland:** On October 1st, the Swiss Parliament adopted a new Federal Law on Tobacco Products and e-cigarettes, foreseen to enter into force by Q1 2023:
  - Dedicated product categories for non-combustible products such as HTPs, e-cigarettes and oral tobacco/snus
  - Non-combustible products have textual smokeless Health Warnings versus graphic health warnings for cigarettes
- **New Zealand:** August publication of regulations for smoke free products, following the passage of the Smoke-Free Environment (Vaping) Act 2020:
  - Recognizing that heated tobacco products are smokeless and have the potential to reduce harm, branded packaging for HTPs can now be re-introduced with a 30% text warning specific for non-combustible products
- **Egypt:** Smoke-free products clearly differentiated from combustible cigarettes in both fiscal and regulatory treatment

We continue to support regulatory and fiscal frameworks which recognize the substantial risk reduction potential of non-combusted alternatives compared with combusted tobacco

9

Strong HTU Performance Driving Total Volume Growth

Total PMI Shipment Volume (billion units)


Q3
Change vs. PY
184.4
Total
188.3
2.1%
19.0
HTUs
23.5
23.8%
165.5
Cigarettes
164.8
(0.4)%
Q3, 2020
Q3, 2021
YTD
Change vs. PY
528.2
Total
536.1
1.5%
54.4
HTUs
69.6
27.9%
473.8
Cigarettes
466.5
(1.6)%
YTD Sept, 2020
YTD Sept, 2021

Note: Sum does not foot due to rounding
Source: PMI Financials or estimates

10

HTU Volume Contribution Continues to Grow
(as a % of PMI Total Shipment Volume)
0.0%
0.9%
4.5%
5.3%
7.8%
10.8%
13.0%
2015
2016
2017
2018
2019
2020
YTD Sept, 2021
0.4
7.4
36.2
41.4
59.7
76.1
69.6
PMI HTU Shipment Volume (billion units)
Note: Total volume includes HTUs and cigarettes
Source: PMI Financials or estimates
11


Almost 30% of Revenues from Smoke-Free Products
(Smoke-Free Products as a % of Total PMI Adjusted Net Revenues)
0.2%
2.7%
12.7%
13.8%
18.7%
23.8%
23.0%
28.6%
~40%
>50%
2015
2016
2017
2018
2019
2020
YTD Sept, 2020
YTD Sept, 2021
2023 Target
2025 Ambition
$0.1
$0.7
$3.6
$4.1
$5.6
$6.8
$4.9
$6.7
Source: PMI Financials or estimates
RRP Net Revenues ($ in billions)
12

Twin Engines Powering Organic Net Revenue Growth



+1.5%
+2.4pp
Combustible Pricing
+0.3pp
HTU and Device Pricing
+3.1pp
Category & Market Mix / Other
+7.3%
+3.5pp
Currency
+10.8%
YTD Sept, 2021 Shipment Volume Increase
Organic Net Revenue Growth
YTD Sept, 2021 Adjusted Net Revenue Growth

Source: PMI Financials or estimates

13

Multiple Levers Driving OI Margin Expansion



Adjusted OI Margin
+41.6%
+2.4pp
Gross Margin Expansion
+0.4pp
SG&A Efficiencies
+44.4%
+0.2pp
Currency
+44.6%
YTD Sept, 2020
YTD Sept, 2021 (excluding currency)
YTD Sept, 2021

Source: PMI Financials or estimates

14

Positive Market Share Momentum

PMI Total International Share (in %)



Total
HTUs
Cigarettes
27.7
3.0
24.7
26.6
3.5
23.2
27.3
3.5
23.7
28.0
3.6
24.4
20
FY
Q1
Q2
Q3
2020
2021

Note: Excluding China and the U.S. Chart not to scale. Sum does not foot due to rounding
Source: PMI Financials or estimates

15

Improving Combustible Trends

- Market recovery in Indonesia, Turkey, Mexico
- Close to stable total industry volumes in EU Region, modest decline in Russia
- Sequential growth in overall combustible share
- Sequentially improved industry in the Philippines and higher PMI share in South & Southeast Asia despite renewed pandemic-linked restrictions

Share of Cigarette Market (in %)



25.7
24.2
24.8
25.6
+1.4pp
FY
Q1
Q2
Q3
2020
2021

Note: Excluding China and the U.S. Reflects sales volume of PMI cigarettes as a percentage of cigarette industry sales volume
Source: PMI Financials or estimates

16

Impact of Device Supply Constraints

- Global semiconductor shortage impact on assortment & availability of *IQOS* devices in Q3:
  - Restrained commercial programs
  - Hampers ability to compete in certain markets
- Tight supply situation likely to persist into H1, 2022, impacting user growth:
  - Prioritizing necessary device replacements for existing users, followed by devices for acquisition
- Additional major *ILUMA* launches now assumed for H2, 2022
- Expect to re-accelerate growth when shortages ease:
  - *IQOS ILUMA*, further device and consumable innovations, new market entries, commercial investments to drive growth
- If shortages persist, this could result in 2022 organic growth below our targeted 2021-23 average rates for net revenues, OI margin expansion, EPS
- Confirm 2021-23 organic growth targets: Net Revenue >5% CAGR, OI margin ≥150bps annual average increase and adjusted diluted EPS >9% CAGR

Source: PMI Financials or estimates

17

IQOS User Growth Continues Despite Device Constraints





+0.4
Excl. Belarus
Total IQOS Users(a)
Estimated users who are in various stages of conversion(a)
Estimated users who have switched to IQOS and stopped smoking(a)
12.2
13.5
14.3
15.3
16.4
17.6
19.1
20.1
20.4
71%
71%
73%
72%
71%
73%
74%
73%
73%
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2019
2020
2021

(a) See Glossary for definition

Source: PMI Financials or estimates, *IQOS* user panels and PMI Market Research

18

EU Region: Strong Underlying *HEETS* Growth





Adj. IMS(a)
(in billion units)
4.1
4.5
5.2
5.7
6.0
6.7
7.1
HTU SoM
3.9%
3.9%
3.9%
5.0%
5.6%
5.5%
5.3%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2020
2021

(a) Excluding the estimated impact of trade inventory movements
Note: Market share for HTUs is defined as the total sales volume for HTUs as a percentage of the total estimated sales volume for cigarettes and HTUs
Source: PMI Financials or estimates

19

Russia & Eastern Europe: Continued Robust PMI HTU Growth





EE Region
Adj. IMS(a)
(in billion units)
Russia
Adj. IMS(a)
(in billion units)
4.4
4.7
5.2
5.8
6.1
6.5
6.3
2.9
3.2
3.4
3.8
3.9
4.0
4.0
Russia HTU SoM
6.5%
6.0%
5.8%
7.2%
7.7%
7.3%
6.9%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2020
2021

(a) Excluding the estimated impact of trade inventory movements
Note: Market share for HTUs is defined as the total sales volume for HTUs as a percentage of the total estimated sales volume for cigarettes and HTUs
Source: PMI Financials or estimates

20

Japan: Continued *IQOS* HTU and Category Growth



Adjusted Total Tobacco SoM(a)
Adj. IMS(b) (in billion units)
6.7
7.1
7.6
7.6
7.4
7.9
8.2
17.8%
18.7%
18.8%
20.1%
20.8%
21.0%
20.8%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2020
2021

(a) Adjusted market share for HTUs is defined as the total sales volume for HTUs as a percentage of the total estimated sales volume for cigarettes, HTUs and cigarillos and excluding the impact of estimated trade inventory movements
(b) Excluding the impact of estimated trade inventory movements
Source: PMI Financials or estimates

21

On Track to Reach 100 Markets by 2025



Market Launches
2015 (7)
2016 (13)
2017 (18)
2018 (6)
2019 (7)
2020 (12)
2021 (7)

Target:
100
Markets in 5 years

Current:
70
Markets Worldwide(a)

Of which:
28
Low & Middle-Income Markets

(a) Status at September 30, 2021
Note: Reflects markets where PMI smoke-free products are available in key cities or nationwide. Includes e-vapor launch in Finland and AG Snus products in Norway and Iceland. Reflects date of initial geographic expansion beyond pilot launch city. The number of markets includes International Duty Free. Following recent international sanctions, *IQOS* is no longer available for sale in Belarus. Low & Middle-Income markets defined using World Bank classification where available. Palestine is included as a Low & Middle-Income market

22

Confident in IQOS Strong Intellectual Property • Clear leading innovator in the category with billions of dollars invested • Strong IP portfolio on all IQOS smoke-free products • Universal success in defending our products against IP challenges outside the U.S.:⎼ 11 favorable rulings, including UK High Court and European Patent Office • Presidential Review Period should consider public health impact for U.S. IQOS users and FDA's assessment that IQOS is appropriate for the promotion of public health • In scenario where Presidential Review upholds ITC decision:⎼ Immaterial financial impact given early stage of U.S. IQOS rollout ⎼ Contingency plans underway including domestic production • Continue to see large opportunity for IQOS in the U.S. 23 Outstanding Start for IQOS ILUMA in Japan • Device sales well ahead of all comparable past launches • Growing proportion of new users • TEREA HTU purchases growing rapidly to reach over 10% of weekly offtake • Improving NPS scores, very positive consumer feedback • Plan to launch in Switzerland in November 24

IQOS VEEV Encouraging Early Results • Strong progress following distribution and consumable range expansions:⎼ Italy: 7% estimated national exit volume offtake share of closed system pods⎼ Czech: 8% estimated national exit volume offtake share of closed system pods • Launched in Croatia in Q3, Canada in October, with Ukraine planned later in Q4 • Preparations ongoing for U.S. PMTA application in H2, 2022 25Source: PMI Financials or estimates Investing in Future Capabilities 26 Note: CDMO stands for Contract Development and Manufacturing Organization • Oral Hygiene • Gastro-Intestinal • Immune Reduced-Risk Products Healthcare and Wellness Selfcare Wellness • Innovative oral and inhalation drug delivery formulations • Focus on energy, sleep, calm and focus Inhaled Therapeutics • Reformulated Rx drugs • New Molecular Entities (with partners) Inhalable Products • Heated Tobacco Products • Vapor Products Oral Products • Nicotine pouches • New modern oral forms of nicotine delivery • Oral and intraoral formulation • Inhalable device & formulation • Dry powder inhalation + CDMO Business • Continue to grow

ACCESS TO SMOKE-FREE PRODUCTS • Continue to broaden access to smoke-free products, increasing availability with new product launches across a growing range of markets NEW BUSINESS AREAS BEYOND TOBACCO AND NICOTINE • Recent investments bolster smoke-free objectives and mark a milestone in seeking a net positive impact BUSINESS TRANSFORMATION-LINKED FINANCING FRAMEWORK • Refinancing with Revolving Credit Facility under the framework • Linking financing to material sustainability targets • Following ICMA principles, with Second Party Opinion from S&P ENVIRONMENTAL IMPACT • On track to achieve Scope 1 & 2 carbon neutrality by 2025, 5 years ahead of target • With upcoming United Nations Climate Change Conference (COP26); PMI will publish:⎼ Low Carbon Transition Plan⎼ White paper on Climate Justice (highlighting connectivity between Environmental & Social issues) Transforming for a Sustainable Future 27 Note: ICMA stands for International Capital Market Association 28 On Track for Strong 2021 Performance • Record quarterly EPS; on track for excellent top and bottom-line growth in 2021 • Strong underlying momentum for IQOS • Broadening smoke-free portfolio & geographic reach • Investing for long-term growth beyond nicotine • Increasing cash returns to shareholders • More exciting innovations in 2022; IQOS user growth to re-accelerate when device shortages ease • Confident in 2021-23 growth algorithm

Delivering a Smoke-Free Future 2021 Third-Quarter Results Questions & Answers iOS Download Android DownloadHave you downloaded the new PMI Investor Relations App yet? The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices Or go to: www.pmi.com/irapp Delivering a Smoke-Free Future 2021 Third-Quarter Results October 19, 2021

31 Glossary of Key Terms and Definitions, Appendix, and Reconciliation of Non-GAAP Measures Glossary: General Terms • "PMI" refers to Philip Morris International Inc. and its subsidiaries. Trademarks and service marks that are the registered property of, or licensed by, the subsidiaries of PMI, are italicized • Until March 28, 2008, PMI was a wholly owned subsidiary of Altria Group, Inc. ("Altria"). Since that time the company has been independent and is listed on the New York Stock Exchange (ticker symbol "PM") • Comparisons are made to the same prior-year period unless otherwise stated • Unless otherwise stated, references to total industry, total market, PMI shipment volume and PMI market share performance reflect cigarettes and heated tobacco units • References to total international market, defined as worldwide cigarette and heated tobacco unit volume excluding the U.S., total industry, total market and market shares are PMI estimates for tax-paid products based on the latest available data from a number of internal and external sources and may, in defined instances, exclude the People's Republic of China and/or PMI's duty free business • 2020 and 2021 estimates for total industry volume and market share in certain geographies reflect limitations on the availability and accuracy of industry data during pandemic-related restrictions • "OTP" is defined as "other tobacco products," primarily roll-your-own and make-your-own cigarettes, pipe tobacco, cigars and cigarillos, and does not include reduced-risk products • "Combustible products" is the term PMI uses to refer to cigarettes and OTP, combined • In-market sales, or "IMS," is defined as sales to the retail channel, depending on the market and distribution model • "Total shipment volume" is defined as the combined total of cigarette shipment volume and heated tobacco unit shipment volume • Following the acquisitions of Fertin Pharma A/S, OtiTopic, Inc. and Vectura Group plc., PMI added the "Other" category in the third quarter of 2021. Business operations for the Other category are evaluated separately from the geographical operating segments • "RBH" refers to PMI’s Canadian subsidiary, Rothmans, Benson & Hedges Inc. • The Companies’ Creditors Arrangement Act (CCAA) is a Canadian federal law that permits a Canadian business to restructure its affairs while carrying on its business in the ordinary course 32

Glossary: General Terms (cont.) • "EU" is defined as the European Union Region • "EE" is defined as the Eastern Europe Region • "ME&A" is defined as the Middle East & Africa Region and includes PMI's duty free business • "S&SA" is defined as the South & Southeast Asia Region • "EA&A" is defined as the East Asia & Australia Region • “AMCS” is defined as the Americas Region. It refers to the former Latin America & Canada segment, which was renamed as the Americas segment as of the third quarter of 2021. • Following the deconsolidation of PMI's Canadian subsidiary, Rothmans, Benson & Hedges, Inc. (RBH), PMI will continue to report the volume of brands sold by RBH for which other PMI subsidiaries are the trademark owner. These include HEETS, Next, Philip Morris and Rooftop • From time to time, PMI’s shipment volumes are subject to the impact of distributor inventory movements, and estimated total industry/market volumes are subject to the impact of inventory movements in various trade channels that include estimated trade inventory movements of PMI’s competitors arising from market-specific factors that significantly distort reported volume disclosures. Such factors may include changes to the manufacturing supply chain, shipment methods, consumer demand, timing of excise tax increases or other influences that may affect the timing of sales to customers. In such instances, in addition to reviewing PMI shipment volumes and certain estimated total industry/market volumes on a reported basis, management reviews these measures on an adjusted basis that excludes the impact of distributor and/or estimated trade inventory movements. Management also believes that disclosing PMI shipment volumes and estimated total industry/market volumes in such circumstances on a basis that excludes the impact of distributor and/or estimated trade inventory movements, such as on an IMS basis, improves the comparability of performance and trends for these measures over different reporting periods • "ESG" stands for environmental, social, and governance • "Illicit trade" refers to domestic non-tax paid products • "OECD" is defined as Organisation for Economic Co-operation and Development • "SoM" stands for share of market 33 Glossary: Financial Terms • Net revenues related to combustible products refer to the operating revenues generated from the sale of these products, including shipping and handling charges billed to customers, net of sales and promotion incentives, and excise taxes. PMI recognizes revenue when control is transferred to the customer, typically either upon shipment or delivery of goods • Net revenues related to RRPs represent the sale of heated tobacco units, heat-not-burn devices and related accessories, and other nicotine- containing products, primarily e-vapor and oral nicotine products, including shipping and handling charges billed to customers, net of sales and promotion incentives, and excise taxes. PMI recognizes revenue when control is transferred to the customer, typically either upon shipment or delivery of goods • Adjusted net revenues exclude the impact related to the Saudi Arabia customs assessments • "SG&A" stands for selling, general & administrative • "Adjusted Operating Income (OI) Margin" is calculated as adjusted OI, divided by adjusted net revenues • "Net debt" is defined as total debt, less cash and cash equivalents • Growth rates presented on an organic basis for consolidated financial results reflect currency-neutral underlying results • Management reviews net revenues, OI, OI margins, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, tax items and other special items. Organic growth rates reflect the way management views underlying performance for these measures. PMI believes that such measures, including pro forma measures, will provide useful insight into underlying business trends and results. • "Fair value adjustment for equity security investments" reflects the adjustment resulting from share price movements in passive investments for publicly traded entities that are not controlled or influenced by PMI. Under U.S. GAAP, such adjustments are required, since January 1, 2018, to be reflected directly in the income statement 34

Glossary: Reduced-Risk Products • Reduced-risk products (“RRPs”) is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continuing smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. PMI's RRPs are smoke-free products that contain and/or generate far lower quantities of harmful and potentially harmful constituents than found in cigarette smoke • "Aerosol" refers to a gaseous suspension of fine solid particles and/or liquid droplets • "Combustion" is the process of burning a substance in oxygen, producing heat and often light • "Smoke" is a visible suspension of solid particles, liquid droplets and gases in air, emitted when a material burns • "Heated tobacco units," or "HTUs," is the term PMI uses to refer to heated tobacco consumables, which for PMI include the company's HEETS, HEETS Creations, HEETS Dimensions, HEETS Marlboro and HEETS FROM MARLBORO (defined collectively as HEETS), Marlboro Dimensions, Marlboro HeatSticks, Parliament HeatSticks and Terea, as well as the KT&G-licensed brand, Fiit and Miix (outside of Korea) • The IQOS heat-not-burn device is a precisely controlled heating device into which a specially designed and proprietary tobacco unit is inserted and heated to generate an aerosol • "PMI heat-not-burn products" include licensed KT&G heat-not-burn products • "PMI HTUs" include licensed KT&G HTUs • HTU "offtake volume" represents the estimated retail offtake of HTUs based on a selection of sales channels that vary by market, but notably include retail points of sale and e-commerce platforms • HTU "offtake share" represents the estimated retail offtake volume of HTUs divided by the sum of estimated total offtake volume for cigarettes and HTUs • Market share for HTUs is defined as the total sales volume for HTUs as a percentage of the total estimated sales volume for cigarettes and HTUs • "Total IQOS users" is defined as the estimated number of Legal Age (minimum 18 years) users of PMI heat-not-burn products for which PMI HTUs represented at least 5% of their daily tobacco consumption over the past seven days. Note: as of December 2020, PMI heat- not-burn products and HTUs include licensed KT&G heat-not-burn products and HTUs, respectively 35 Glossary: Reduced-Risk Products (cont.) • The estimated number of adults who have "switched to IQOS and stopped smoking" reflects:⎼ for markets where there are no heat-not-burn products other than PMI heat-not-burn products: daily individual consumption of PMI HTUs represents the totality of their daily tobacco consumption in the past seven days⎼ for markets where PMI heat-not-burn products are among other heat-not-burn products: daily individual consumption of HTUs represents the totality of their daily tobacco consumption in the past seven days, of which at least 70% is PMI HTUs. Note: as of December 2020, PMI heat-not-burn products and HTUs include licensed KT&G heat-not-burn products and HTUs, respectively • "FDA" stands for the U.S. Food & Drug Administration • "MRTP" stands for Modified Risk Tobacco Product, the term used by the U.S. FDA to refer to RRPs • "MRTP application" stands for Modified Risk Tobacco Product application under section 911 of the FD&C Act • "PMTA" stands for Premarket Tobacco Application under section 910 of the FD&C Act • "Acquisition" refers to our efforts to switch LAS from smoking cigarettes to RRPs or to switch LAU from competing smoke-free products to PMI’s RRPs • "Retention" refers to our efforts to deter LAU from going back to smoking cigarettes or from choosing a competing smoke-free product instead of a PMI RRP 36

Glossary: *IQOS* in the United States

- On April 30, 2019, the U.S. Food and Drug Administration (FDA) announced that the marketing of a version of PMI's Platform 1 product, namely, IQOS 2.4, together with its heated tobacco units (the term PMI uses to refer to heated tobacco consumables), is appropriate for the protection of public health and authorized it for sale in the U.S. The FDA's decision followed its comprehensive assessment of PMI's premarket tobacco product applications (PMTAs) submitted to the Agency in 2017
- In the third quarter of 2019, PMI brought IQOS 2.4 and three variants of its heated tobacco units to the U.S. through its license with Altria Group, Inc., whose subsidiary, Philip Morris USA Inc., is responsible for marketing the product and complying with the provisions set forth in the FDA's marketing orders
- On July 7, 2020, the FDA authorized the marketing of a version of PMI's Platform 1 product, namely, *IQOS 2.4*, together with its heated tobacco units, as a Modified Risk Tobacco Product (MRTP). In doing so, the agency found that an *IQOS* exposure modification order is appropriate to promote the public health. The decision followed a review of the extensive scientific evidence package PMI submitted to the FDA in December 2016 to support its MRTP applications
- On December 7, 2020, the FDA confirmed that the marketing of a version of PMI's Platform 1 product, namely, IQOS 3, is appropriate for the protection of public health and authorized it for sale in the U.S. The FDA's decision followed an assessment of a PMI's PMTA filed with the agency in March 2020
- Shipment volume of heated tobacco units to the U.S. is included in the heated tobacco unit shipment volume of the Americas segment. Revenues from shipments of Platform 1 devices, heated tobacco units and accessories to Altria Group, Inc. for sale under license in the U.S. are included in Net Revenues of the Americas
- In April 2020, affiliates of British American Tobacco plc (BAT) filed a complaint against PMI, Philip Morris Products S.A., Altria Group, Inc., and its subsidiaries before the International Trade Commission (ITC). On May 14, 2021, the administrative law judge issued an Initial and Recommended Determination (ID/RD) finding that the IQOS Platform 1 product commercialized in the U.S. infringes two of the three patents asserted by Plaintiffs, recommending that the ITC issue a Limited Exclusion Order (LEO) against infringing products and recommending against a cease-and-desist order (CDO), as well as recommending against a bond pending Presidential review of the ITC's Final Determination (FD). On September 29, 2021, the ITC issued its FD, in which it upheld the finding of infringement in the ID and found a subsequent violation. The ITC issued a LEO prohibiting the importation of infringing tobacco heating articles and components thereof and CDOs against Philip Morris USA, Inc. and Altria Client Services, LLC. The case is now in a 60-day Presidential Review Period. PMI will appeal the patent and statutory issues at the appropriate time and has contingency plans underway, including domestic production. Furthermore, BAT lawsuits based on the same patent families have repeatedly and universally failed in European courts and the European Patent Office. The decision has no bearing outside the United States

37

Business Transformation Metrics

Shifting Our Resources to Deliver a Smoke-Free Future

	2015	2016	2017	2018	2019	2020
R&D expenditure (smoke-free/total)	70%	72%	74%	92%	98%	99%
Commercial expenditure (Marketing) (smoke-free/total)	8%	15%	39%	60%	71%	76%
Net revenues (smoke-free/total)	0.2%	2.7%	12.7%	13.8%	18.7%	23.8%
Smoke-free product shipment ratio[a] (smoke-free/total)	0.1%	0.9%	4.4%	5.1%	7.6%	10.4%
Estimated users who have stopped smoking and switched to *IQOS*[b] (in millions)	-	1.5	4.7	6.6	9.7	12.7
Number of markets where net revenues from smoke-free products exceed 50% of total net revenues	-	-	1	3	4	6

(a) The smoke-free product shipment ratio is computed based on millions of units. Smoke-free products include heated tobacco units and e-cigarettes. Total products include smoke-free products, cigarettes and other combustible products
(b) See Glossary for definition
Source: PMI Financials or estimates, *IQOS* user panels and PMI Market Research

38

Key Cities Provide Excellent Base for Growth


PMI HTU Offtake Shares (Q3, 2021)
Change vs. PY
+4.2pp 33.3% Vilnius
+2.1pp 25.5% Tokyo(a)
+5.5pp 23.6% Kiev
+5.6pp 19.7% Bratislava
+4.9pp 19.6% Athens
+5.2pp 17.9% Rome
+0.7pp 16.7% Prague
+0.3pp 14.7% Moscow
+2.7pp 13.6% Lisbon
+1.7pp 13.2% Kuala L.
+1.8pp 13.0% Warsaw
+4.1pp 12.9% Milan
(0.2)pp 9.4% Seoul
+2.4pp 8.1% Munich
+2.7pp 7.4% Zurich
+1.8pp 7.0% Bucharest
+2.2pp 5.0% London
+0.6pp 2.2% Madrid

(a) Japan total market includes the cigarillo category
Note: Kuala L. is Kuala Lumpur
Source: PMI Financials or estimates

39

EU Region: *HEETS* SoM Performance in Select Markets

	Q3, 2021	Growth vs. PY		Q3, 2021	Growth vs. PY		Q3, 2021	Growth vs. PY
Croatia	5.7%	+1.3pp	Italy	10.8%	+3.0pp	Romania	3.4%	+0.9pp
Czech Republic	9.9	+1.9	Latvia	9.7	(0.6)	Slovak Republic	10.7	+1.6
Germany	2.8	+0.9	Lithuania	22.3	+2.3	Slovenia	7.2	+2.8
Greece	12.1	+1.7	Poland	6.0	+1.3	Switzerland	5.7	+1.9
Hungary	16.9	+7.5	Portugal	11.5	+2.6	UK	1.9	+0.7

Note: Select markets where *HEETS* share is ≥ 1%. Sales volume of PMI HTUs as a percentage of the total industry sales volume for cigarettes and HTUs
Source: PMI Financials or estimates

40

Source: PMI Financials or estimates 2021: EPS Guidance ($/share) 41 Full-Year ≥ 2021 Forecast 2020 Organic Growth Reported Diluted EPS $5.77 – $5.82 $5.16 - Saudi Arabia customs assessments 0.14 – - Asset impairment and exit costs 0.09 0.08 - Asset acquisition cost 0.03 – - Equity investee ownership dilution (0.02) – - Fair value adjustment for equity security investments 0.04 - Tax items (0.06) - Brazil indirect tax credit (0.05) Adjusted Diluted EPS $6.01 – $6.06 $5.17 - Currency (0.17) Adjusted Diluted EPS, excluding currency $5.84 – $5.89 $5.17 13% – 14% PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures 42 Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency, and Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS, excluding Currency (Unaudited) Quarters Ended September 30, 2021 2020 % Change Reported Diluted EPS $ 1.55 $ 1.48 4.7% Less: Currency 0.04 Reported Diluted EPS, excluding Currency $ 1.51 $ 1.48 2.0% Quarters Ended September 30, Year Ended 2021 2020 % Change 2020 Reported Diluted EPS $ 1.55 $ 1.48 4.7% $ 5.16 Saudi Arabia customs assessments - - - Asset impairment and exit costs 0.02 - 0.08 Asset acquisition cost 0.03 - - Equity investee ownership dilution (0.02) - - Fair value adjustment for equity security investments - - 0.04 Tax items - (0.06) (0.06) Brazil indirect tax credit - - (0.05) Adjusted Diluted EPS $ 1.58 $ 1.42 11.3% $ 5.17 Less: Currency 0.04 Adjusted Diluted EPS, excluding Currency $ 1.54 $ 1.42 8.5%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended September 30,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions
		2021			**Reduced-Risk Products**	2020		% Change	
$ 1,022	$ 40	$ 982	$ 2	$ 979	European Union	$ 706	44.7%	39.0%	38.7%
306	(6)	313	-	313	Eastern Europe	263	16.4%	18.8%	18.8%
44	1	44	-	44	Middle East & Africa	-	-	-	-
4	-	4	-	4	South & Southeast Asia	-	-	-	-
932	(11)	943	-	943	East Asia & Australia	753	23.7%	25.1%	25.1%
18	1	18	-	18	Americas	7	+100%	+100%	+100%
$ 2,326	**$ 24**	**$ 2,302**	**$ 2**	**$ 2,300**	**Total RRPs**	**$ 1,730**	**34.5%**	**33.1%**	**33.0%**
		2021			PMI	2020		% Change	
$ 3,192	$ 128	$ 3,064	$ 2	$ 3,062	European Union	$ 2,950	8.2%	3.9%	3.8%
941	(13)	954	-	954	Eastern Europe	899	4.7%	6.1%	6.1%
945	(27)	972	-	972	Middle East & Africa	768	23.0%	26.6%	26.6%
1,065	6	1,059	-	1,059	South & Southeast Asia	1,071	(0.6)%	(1.1)%	(1.1)%
1,523	(7)	1,530	-	1,530	East Asia & Australia	1,358	12.2%	12.7%	12.7%
456	20	436	-	436	Americas	400	14.0%	9.0%	9.0%
$ 8,122	**$ 107**	**$ 8,015**	**$ 2**	**$ 8,013**	**Total PMI**	**$ 7,446**	**9.1%**	**7.6%**	**7.6%**

Note: Sum of product categories or Regions might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

43

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Net Revenues to Adjusted Net Revenues, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Special Items	Adjusted Net Revenues	Currency	Adjusted Net Revenues excluding Currency	Acqui-sitions	Adjusted Net Revenues excluding Currency & Acqui-sitions		Net Revenues	Special Items	Adjusted Net Revenues	Total	Excluding Currency	Excluding Currency & Acqui-sitions
			2021				Quarters Ended September 30,		2020			% Change	
$ 3,192	$ -	$ 3,192	$ 128	$ 3,064	$ 2	$ 3,062	European Union	$ 2,950	$ -	$ 2,950	8.2%	3.9%	3.8%
941	-	941	(13)	954	-	954	Eastern Europe	899	-	899	4.7%	6.1%	6.1%
945	-	945	(27)	972	-	972	Middle East & Africa	768	-	768	23.0%	26.6%	26.6%
1,065	-	1,065	6	1,059	-	1,059	South & Southeast Asia	1,071	-	1,071	(0.6)%	(1.1)%	(1.1)%
1,523	-	1,523	(7)	1,530	-	1,530	East Asia & Australia	1,358	-	1,358	12.2%	12.7%	12.7%
456	-	456	20	436	-	436	Americas	400	-	400	14.0%	9.0%	9.0%
$ 8,122	**$ -**	**$ 8,122**	**$ 107**	**$ 8,015**	**$ 2**	**$ 8,013**	**Total PMI**	**$ 7,446**	**$ -**	**$ 7,446**	**9.1%**	**7.6%**	**7.6%**

44

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Asset Impairment & Exit Costs and Others	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acqui-sitions	Adjusted Operating Income excluding Currency & Acqui-sitions	Quarters Ended September 30,	Operating Income	Asset Impairment & Exit Costs	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acqui-sitions
			2021						2020			% Change	
$ 1,680	$ (12) [a]	$ 1,692	$ 79	$ 1,613	$ -	$ 1,613	European Union	$ 1,588	$ -	$ 1,588	6.5%	1.6%	1.6%
338	(2) [a]	340	30	310	-	310	Eastern Europe	245	-	245	38.8%	26.5%	26.5%
388	(3) [a]	391	(29)	420	-	420	Middle East & Africa	261	-	261	49.8%	60.9%	60.9%
348	(4) [a]	352	4	348	-	348	South & Southeast Asia	402	-	402	(12.4)%	(13.4)%	(13.4)%
631	(21) [a]	652	(23)	675	-	675	East Asia & Australia	637	-	637	2.4%	6.0%	6.0%
121	(1) [a]	122	4	118	-	118	Americas	110	-	110	10.9%	7.3%	7.3%
(51)	(51) [b]	-	-	-	-	-	Other	-	-	-	-	-	-
$ 3,455	$ (94)	$ 3,549	$ 65	$ 3,484	$ -	$ 3,484	Total PMI	$ 3,243	$ -	$ 3,243	9.4%	7.4%	7.4%

(a) Represents asset impairment and exit costs
(b) Represents asset acquisition cost related to OtiTopic Inc. in August 2021

45

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (a)	Adjusted Net Revenues excluding Currency (b)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acqui-sitions (a)	Adjusted Net Revenues excluding Currency & Acqui-sitions (b)	Adjusted Operating Income Margin excluding Currency & Acqui-sitions	Quarters Ended September 30,	Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acqui-sitions
				2021							2020			% Points Change	
$ 1,692	$ 3,192	53.0%	$ 1,613	$ 3,064	52.6%	$ 1,613	$ 3,062	52.7%	European Union	$ 1,588	$ 2,950	53.8%	(0.8)	(1.2)	(1.1)
340	941	36.1%	310	954	32.5%	310	954	32.5%	Eastern Europe	245	899	27.3%	8.8	5.2	5.2
391	945	41.4%	420	972	43.2%	420	972	43.2%	Middle East & Africa	261	768	34.0%	7.4	9.2	9.2
352	1,065	33.1%	348	1,059	32.9%	348	1,059	32.9%	South & Southeast Asia	402	1,071	37.5%	(4.4)	(4.6)	(4.6)
652	1,523	42.8%	675	1,530	44.1%	675	1,530	44.1%	East Asia & Australia	637	1,358	46.9%	(4.1)	(2.8)	(2.8)
122	456	26.8%	118	436	27.1%	118	436	27.1%	Americas	110	400	27.5%	(0.7)	(0.4)	(0.4)
$ 3,549	$ 8,122	43.7%	$ 3,484	$ 8,015	43.5%	$ 3,484	$ 8,013	43.5%	Total PMI	$ 3,243	$ 7,446	43.6%	0.1	(0.1)	(0.1)

(a) For the calculation of Adjusted Operating Income and Adjusted Operating Income excluding currency and acquisitions refer to slide 45
(b) For the calculation of Adjusted Net Revenues excluding currency and acquisitions refer to slide 44

46

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency, and Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS, excluding Currency
(Unaudited)

	Nine Months Ended September 30,		
	2021	2020	% Change
Reported Diluted EPS	$ 4.48	$ 3.90	14.9%
Less: Currency	0.18		
Reported Diluted EPS, excluding Currency	$ 4.30	$ 3.90	10.3%

	Nine Months Ended September 30,			Year Ended
	2021	2020	% Change	2020
Reported Diluted EPS	$ 4.48	$ 3.90	14.9%	$ 5.16
Saudi Arabia customs assessments	0.14	-		-
Asset impairment and exit costs	0.09	0.04		0.08
Asset acquisition cost	0.03	-		-
Equity investee ownership dilution	(0.02)	-		-
Fair value adjustment for equity security investments	-	0.04		0.04
Tax items	-	(0.06)		(0.06)
Brazil indirect tax credit	-	-		(0.05)
Adjusted Diluted EPS	$ 4.72	$ 3.92	20.4%	$ 5.17
Less: Currency	0.18			
Adjusted Diluted EPS, excluding Currency	$ 4.54	$ 3.92	15.8%	

47

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Nine Months Ended September 30,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions
		2021			**Reduced-Risk Products**	2020		% Change	
$ 2,967	$ 206	$ 2,761	$ 2	$ 2,759	European Union	$ 1,861	59.5%	48.4%	48.3%
951	(45)	996	-	996	Eastern Europe	789	20.5%	26.2%	26.2%
98	1	97	-	97	Middle East & Africa	52	90.2%	87.7%	87.7%
7	-	7	-	7	South & Southeast Asia	-	-	-	-
2,659	36	2,622	-	2,622	East Asia & Australia	2,169	22.6%	20.9%	20.9%
42	1	41	-	41	Americas	20	+100%	+100%	+100%
$ 6,724	**$ 200**	**$ 6,524**	**$ 2**	**$ 6,522**	**Total RRPs**	**$ 4,890**	**37.5%**	**33.4%**	**33.4%**
		2021			**PMI**	2020		% Change	
$ 9,250	$ 651	$ 8,599	$ 2	$ 8,597	European Union	$ 7,960	16.2%	8.0%	8.0%
2,632	(74)	2,706	-	2,706	Eastern Europe	2,470	6.6%	9.6%	9.6%
2,306 (a)	(66)	2,372	-	2,372	Middle East & Africa	2,348	(1.8)%	1.0%	1.0%
3,284	102	3,182	-	3,182	South & Southeast Asia	3,211	2.3%	(0.9)%	(0.9)%
4,509	101	4,408	-	4,408	East Asia & Australia	4,045	11.5%	9.0%	9.0%
1,320	38	1,282	-	1,282	Americas	1,216	8.6%	5.4%	5.4%
$ 23,301	**$ 752**	**$ 22,549**	**$ 2**	**$ 22,547**	**Total PMI**	**$ 21,250**	**9.7%**	**6.1%**	**6.1%**

(a) Includes a reduction in net revenues of $246 million related to the Saudi Arabia customs assessments
Note: Sum of product categories or Regions might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

48

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Net Revenues to Adjusted Net Revenues, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Special Items	Adjusted Net Revenues	Currency	Adjusted Net Revenues excluding Currency	Acqui-sitions	Adjusted Net Revenues excluding Currency & Acqui-sitions		Net Revenues	Special Items	Adjusted Net Revenues	Total	Excluding Currency	Excluding Currency & Acqui-sitions
			2021				Nine Months Ended September 30,		2020			% Change	
$ 9,250	$ -	$ 9,250	$ 651	$ 8,599	$ 2	$ 8,597	European Union	$ 7,960	$ -	$ 7,960	16.2%	8.0%	8.0%
2,632	-	2,632	(74)	2,706	-	2,706	Eastern Europe	2,470	-	2,470	6.6%	9.6%	9.6%
2,306	(246) [(a)]	2,552	(66)	2,618	-	2,618	Middle East & Africa	2,348	-	2,348	8.7%	11.5%	11.5%
3,284	-	3,284	102	3,182	-	3,182	South & Southeast Asia	3,211	-	3,211	2.3%	(0.9)%	(0.9)%
4,509	-	4,509	101	4,408	-	4,408	East Asia & Australia	4,045	-	4,045	11.5%	9.0%	9.0%
1,320	-	1,320	38	1,282	-	1,282	Americas	1,216	-	1,216	8.6%	5.4%	5.4%
$ 23,301	$ (246)	$ 23,547	$ 752	$ 22,795	$ 2	$ 22,793	Total PMI	$ 21,250	$ -	$ 21,250	10.8%	7.3%	7.3%

(a) Represents the Saudi Arabia customs assessments

49

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Asset Impairment & Exit Costs and Others	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acqui-sitions	Adjusted Operating Income excluding Currency & Acqui-sitions		Operating Income	Asset Impairment & Exit Costs	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acqui-sitions
			2021				Nine Months Ended September 30,		2020			% Change	
$ 4,811	$ (56) [(a)]	$ 4,867	$ 413	$ 4,454	$ -	$ 4,454	European Union	$ 3,924	$ (27) [(a)]	$ 3,951	23.2%	12.7%	12.7%
913	(11) [(a)]	924	(2)	926	-	926	Eastern Europe	610	(7) [(a)]	617	49.8%	50.1%	50.1%
739	(259) [(b)]	998	(74)	1,072	-	1,072	Middle East & Africa	819	(9) [(a)]	828	20.5%	29.5%	29.5%
1,208	(17) [(a)]	1,225	36	1,189	-	1,189	South & Southeast Asia	1,290	(11) [(a)]	1,301	(5.8)%	(8.6)%	(8.6)%
2,041	(67) [(a)]	2,108	(6)	2,114	-	2,114	East Asia & Australia	1,792	(13) [(a)]	1,805	16.8%	17.1%	17.1%
367	(6) [(a)]	373	12	361	-	361	Americas	328	(4) [(a)]	332	12.3%	8.7%	8.7%
(51)	(51) [(c)]	-	-	-	-	-	Other	-	-	-	-	-	-
$ 10,028	$ (467)	$ 10,495	$ 379	$ 10,116	$ -	$ 10,116	Total PMI	$ 8,763	$ (71)	$ 8,834	18.8%	14.5%	14.5%

(a) Represents asset impairment and exit costs
(b) Includes the Saudi Arabia customs assessments ($246 million) and asset impairment and exit costs ($13 million)
(c) Represents asset acquisition cost related to OtiTopic Inc. in August 2021

50

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (a)	Adjusted Net Revenues excluding Currency (b)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acquisitions (a)	Adjusted Net Revenues excluding Currency & Acquisitions (b)	Adjusted Operating Income Margin excluding Currency & Acquisitions		Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acquisitions
				2021					Nine Months Ended September 30,		2020			% Points Change	
$ 4,867	$ 9,250	52.6%	$ 4,454	$ 8,599	51.8%	$ 4,454	$ 8,597	51.8%	European Union	$ 3,951	$ 7,960	49.6%	3.0	2.2	2.2
924	2,632	35.1%	926	2,706	34.2%	926	2,706	34.2%	Eastern Europe	617	2,470	25.0%	10.1	9.2	9.2
998	2,552	39.1%	1,072	2,618	40.9%	1,072	2,618	40.9%	Middle East & Africa	828	2,348	35.3%	3.8	5.6	5.6
1,225	3,284	37.3%	1,189	3,182	37.4%	1,189	3,182	37.4%	South & Southeast Asia	1,301	3,211	40.5%	(3.2)	(3.1)	(3.1)
2,108	4,509	46.8%	2,114	4,408	48.0%	2,114	4,408	48.0%	East Asia & Australia	1,805	4,045	44.6%	2.2	3.4	3.4
373	1,320	28.3%	361	1,282	28.2%	361	1,282	28.2%	Americas	332	1,216	27.3%	1.0	0.9	0.9
$ 10,495	**$ 23,547**	**44.6%**	**$ 10,116**	**$ 22,795**	**44.4%**	**$ 10,116**	**$ 22,793**	**44.4%**	**Total PMI**	**$ 8,834**	**$ 21,250**	**41.6%**	**3.0**	**2.8**	**2.8**

(a) For the calculation of Adjusted Operating Income and Adjusted Operating Income excluding currency and acquisitions refer to slide 50
(b) For the calculation of Adjusted Net Revenues excluding currency and acquisitions refer to slide 49

51

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category
($ in millions) / (Unaudited)

Years Ended December 31,			Net Revenues			
Reduced-Risk Products	**2020**	**2019**	**2018**	**2017**	**2016**	**2015**
European Union	$ 2,649	$ 1,724	$ 865	$ 269	$ 57	$ 29
Eastern Europe	1,128	844	324	55	6	-
Middle East & Africa	57	321	382	94	4	-
South & Southeast Asia	1	-	-	-	-	-
East Asia & Australia	2,961	2,671	2,506	3,218	666	35
Americas	31	27	19	4	1	-
Total RRPs	**$ 6,827**	**$ 5,587**	**$ 4,096**	**$ 3,640**	**$ 733**	**$ 64**
PMI	**2020**	**2019**	**2018**	**2017**	**2016**	**2015**
European Union	$ 10,702	$ 9,817	$ 9,298	$ 8,318	$ 8,162	$ 8,068
Eastern Europe	3,378	3,282	2,921	2,711	2,484	2,735
Middle East & Africa	3,088	4,042	4,114	3,988	4,516	4,629
South & Southeast Asia	4,396	5,094	4,656	4,417	4,396	4,288
East Asia & Australia	5,429	5,364	5,580	6,373	4,285	3,915
Americas	1,701	2,206	3,056	2,941	2,842	3,159
Total PMI	**$ 28,694**	**$ 29,805**	**$ 29,625**	**$ 28,748**	**$ 26,685**	**$ 26,794**

Note: Sum of Regions might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

52

Delivering a Smoke-Free Future 2021 Third-Quarter Results October 19, 2021